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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 2, 2001
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                               Fifth Third Bancorp
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             (Exact name of registrant as specified in its charter)


                Ohio                    000-08076                31-0854434
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    (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)             File Number)         Identification No.)

                               Fifth Third Center
                38 Fountain Square Plaza, Cincinnati, Ohio 45263
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               (Address of principal executive offices) (Zip Code)





       Registrant's telephone number, including area code: (513) 579-5300
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

         As previously reported in Item 5 of Fifth Third Bancorp's Current Reports on Form 8-K filed on November 20, 2000, as amended on January 30, 2001, and March 6, March 9, and March 14, 2001, Fifth Third and Old Kent Financial Corporation entered into an Agreement and Plan of Merger on November 20, 2000, and an Amended and Restated Agreement and Plan of Merger on January 16, 2001, pursuant to which Old Kent would be merged with and into Fifth Third Financial Corporation, a wholly-owned subsidiary of Fifth Third. These reports contained copies of the Agreement and Plan of Merger, Stock Option Agreement, Amended and Restated Agreement and Plan of Merger, Press Release dated November 20, 2000, Press Release dated March 8, 2001, Press Release dated March 13, 2001, Unaudited Pro Forma Condensed Combined Financial Information and Unaudited Condensed Pro Forma Financial Statement Information and Supplemental Financial Data. This transaction closed on April 2, 2001. A copy of the Press Release issued by Fifth Third on April 2, 2001 is incorporated by reference as Exhibit 99.1.

         Consummation of this transaction was previously reported in Item 2 of Fifth Third Bancorp's Current Report on Form 8-K filed with the SEC on April 4, 2001, as amended on April 17, 2001. This report is being filed to include unaudited pro forma financial information for this transaction through March 31, 2001.


Item 7. Financial Statements and Exhibits

         (a)      Financial statements of business acquired

                  Previously filed in Fifth Third Bancorp's Current Report on Form 8-K filed with the SEC on April 4, 2001.


         (b)      Pro forma financial information

                  The Fifth Third Bancorp and Subsidiaries Unaudited Pro Forma Condensed Combined Financial Information as of and for the Period Ending March 31, 2001 and for the Period Ending December 31, 2000 are included in Exhibit 99.3 attached hereto and incorporated herein, as follows:

                  - Unaudited Pro Forma Condensed Combined Balance Sheet
                    as of March 31, 2001

                  - Unaudited Pro Forma Condensed Combined Statements of Income
                    for the Three Months Ended March 31, 2001 and for the Year Ended December 31, 2000

                  - Notes to the Unaudited Pro Forma Condensed Combined
                    Financial Information

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         (c)      Exhibits

                  Exhibit No.
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                  2.1      Agreement and Plan of Merger dated as of November 20,
                           2000 by and between Fifth Third Bancorp and Old Kent Financial Corporation (omitting schedules and exhibits). Incorporated by reference to Fifth Third's Current Report on Form 8-K filed with the SEC on November 20, 2000.*

                  2.2 Amended and Restated Agreement and Plan of Merger dated as of January 16, 2001 by and among Old Kent Financial Corporation, Fifth Third Bancorp and Fifth Third Financial Corporation (omitting schedules and exhibits). Incorporated by reference to the Amendment filed with the SEC on January 30, 2001 to Fifth Third's Current Report on Form 8-K originally filed with the SEC on November 20, 2000.*

                  4.1 Stock Option Agreement dated as of November 20, 2000 by and between Old Kent Financial Corporation, as Issuer, and Fifth Third Bancorp, as Grantee. Incorporated by reference to Fifth Third's Current Report on Form 8-K filed with the SEC on November 20, 2000.*

                  23.1     Consent of Arthur Andersen LLP.**

                  99.1     Press Release dated April 2, 2001.**

                  99.2 Old Kent Financial Corporation Consolidated Financial Statements for the Three Years in the Period Ended December 31, 2000.**

                  99.3 Fifth Third Bancorp and Subsidiaries Unaudited Pro Forma Condensed Combined Financial Information as of and for the Period Ending March 31, 2001 and for the Period Ending December 31, 2000.

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                  *        Incorporated by Reference.
                  **       Previously filed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIFTH THIRD BANCORP
                                                 (Registrant)


June 15, 2001                                    /s/ Neal E. Arnold
                                                 ------------------------------
                                                 Neal E. Arnold
                                                 Executive Vice President
                                                 and Chief Financial Officer